UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2023

Date of reporting period: June 30, 2023

Item 1.    Reports to Stockholders.

(a)     A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

HAMLIN HIGH DIVIDEND EQUITY FUND

Semi-Annual Report	June 30, 2023

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year or as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-855-HHD-FUND and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

Dear Shareholders:

PERFORMANCE & PORTFOLIO CHANGES

The Hamlin High Dividend Equity Fund institutional class returned 3.77% for the second quarter of 2023. We underperformed the S&P 500’s 8.74% second quarter return primarily due to our lower exposure to the Technology sector’s impressive 15.37% rally. Year-to-date, the Hamlin High Dividend Equity Fund’s 6.70% return is 1,019 basis points behind the S&P 500 Index’s 16.89% increase. Hamlin returns compare more favorably to the Russell 1000 Value Index’s 4.08% return in the quarter and 5.05% return for the year. Dividend stocks have lagged so far in 2023. Our YTD lead over the Dow Jones U.S. Select Dividend Index widened to 1,050 basis points in the second quarter, due largely to our lower exposure to Banking, Energy, and Utility stocks.1

Within the portfolio, relative sector contributors to performance this quarter were Materials, Energy, and Utilities while Consumer Staples, Information Technology, and Consumer Discretionary were relative sector detractors. The largest individual stock performance contributors were Broadcom Inc., Ares Management Corporation, Snap-On Incorporated, Watsco, Inc., and M.D.C. Holdings, Inc. The weakest performers were AbbVie, Inc., Target Corporation, Keurig Dr Pepper Inc., United Parcel Service, Inc., and CME Group Inc. During the quarter we purchased Morgan Stanley, which offered a yield on cost of 3.7%, meaningfully above the S&P 500’s 1.5% yield at quarter end.

Seventeen of Hamlin’s quarter end holdings have already announced dividend hikes so far in 2023, with an average increase of 8.0%. We expect our companies, on average, to increase their cash pay outs faster than the rate of inflation in 2023 and beyond. While past performance does not predict future results, we note that our current portfolio holdings have increased their dividends at a 10.9% compound annual rate over the last three years.

MARKET OUTLOOK

Shrinking money supply, an inverted yield curve, sub-50 purchasing manager indices, rising unemployment insurance claims, the declining Leading Economic Indicator

1 The Russell 1000 Value and Dow Jones Dividend Index returns refer to the underlying ETF’s, IWD and DVY, respectively.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

Index, and the lagged effect of recent Fed tightening portend recession.2 While we are impressed by the market’s resilience in the face of these headwinds, higher stock prices also make sense to us. The stock market has performed well historically around peaks in Federal Funds; inflation and growth data have been encouraging; stocks have consistently performed well in year three of a presidential cycle; and earnings estimates have edged up for future quarters.3 That said, we must all remember that GDP grew 2.5% in each of the three quarters leading up the Great Financial Crisis in 2008. In other words, the labor market is not a leading indicator. Recessions typically occur 12-18 months after the yield curve inverts; 10-year Treasury yields have been below Fed Funds for 8 months so far.

Though the S&P 500 Index typically bottoms in the second half of a recession, we remain committed to our twenty-six companies. Trying to time the market is a fool’s errand, and we take comfort in our chosen strategy’s tendency to protect in down markets. Reasons for optimism include our belief in our holdings’ long-term growth prospects and corporate investment spending. Pervasive predictions of recession and stock market weakness (often a contrarian indicator) have reduced CEO confidence to commit capital expenditure dollars for future growth. Rather than the typical surge in investment spending towards the end of an economic cycle, we expect a steady build in capital expenditure. While skeptical of “this time is different” thinking about the cycle, we note a series of rolling mini-recessions in the last 18 months. Beyond two negative quarters of GDP growth in 2022, we have seen sharp declines in corrugated box shipments, consecutive quarterly declines in national advertising, plummeting capital markets activity for banks, spikes in unsold apparel and discretionary inventory at retail chains (much of which has since been worked down), several weaker quarters for semiconductor companies, and plunging PC sales. Maybe the recession has been with us for a while, with the nadir closer to hand than we think?

2 M2 Supply has fallen from its peak of $21.7B in July 2022 to $20.8B in May 2023. As of 6/30/23, the U.S. 10-year treasury yielded 106 basis points lower than the 2-year treasury. The June 2023 ISM Manufacturing PMI was 46.0. US Continuing Jobless Claims have risen from 1,645 million on 12/31/22 to 1,742 million as of 6/17/23. The Leading Economic Indicator Index, published by The Conference Board, declined 0.7% in May 2023 to 106.7, marking its fourteenth consecutive monthly decline. Source: Bloomberg.

3 Since 1969, the S&P 500 Index has increased 5.8% on average in the 6 months before the Fed’s final rate hike through the 6 months following. The Federal Reserve Board halted increases in the Federal Funds rate at their June 2023 meeting. The May 2023 Consumer Price Index’s 4.0% year over year increase is down from its 9.1% peak in June 2022. Since 1933, the S&P 500 Index has increased 18.5% on average in the third year of a presidential term. Source: Bloomberg.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

Finally, Hamlin remains contrarily bullish on the interest rate environment. Fed Funds at 5% means that retirees can earn a decent return on risk-free CD’s; policy makers have rates to cut one day in the future; and the end of the free money era might foster a more rational capacity and pricing environment for surviving businesses.

While our conversations with company management teams generally focus on through-the-cycle earnings power, we are trying to estimate earnings in both the soft landing and recessionary scenarios. We remain excited about our companies’ revenue growth prospects driven by product cycles and market share gain opportunities. While optimistic about our holdings’ prospects and valuations, choppiness and even an undercut of October 2022 lows at some point would not surprise us. In an uncertain environment, we are comforted to own quality businesses with an average net debt-to-capital ratio of 35.9%, median 25.1% return on equity, and weighted average 15.5x forward P/E multiple.4 We remind you that we are not managing the fund to track or beat the S&P 500 Index. We don’t select securities to align your portfolio with any index’s sector weightings or holdings. Our goal is to construct a quality portfolio with high current income. We strive to help our institutions and individual clients meet their spending objectives, preserve financial security and lifestyles by protecting against inflation with future dividend increases and long-term capital appreciation.

There is no guarantee that companies will declare dividends or if declared, that they will remain at current levels or increase over time. Companies may reduce or eliminate dividends at any time. There is no guarantee that the Fund will achieve or maintain its investment strategy.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bond and bond funds will decrease in values as interest rates rise. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular. Please consult your tax/financial advisor for further information.

4 Source: Factset. As of 6/30/23.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

Definition of the Comparative Index

The S&P 500 Index is a market-value weighted index consisting of 500 common stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Dow Jones U.S. Select Dividend Index tracks the performance of the 100 stocks with the highest dividend yields on the Dow Jones U.S. Total Market Index.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity Universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.2%

	Shares	Value

Communication Services — 6.6%
Comcast, Cl A	964,237	$40,064,047
Interpublic Group	899,386	34,698,312

		74,762,359

Consumer Discretionary — 10.2%
Genuine Parts	295,685	50,038,773
Home Depot	125,966	39,130,078
MDC Holdings	585,723	27,394,265

		116,563,116

Consumer Staples — 12.4%
Keurig Dr Pepper	706,953	22,106,420
Procter & Gamble	331,535	50,307,121
Target	206,769	27,272,831
Unilever ADR	824,861	43,000,004

		142,686,376

Energy — 9.2%
ConocoPhillips	490,280	50,797,911
Enterprise Products Partners (A)	2,034,469	53,608,258

		104,406,169

Financials — 15.1%
Ares Management, Cl A	542,492	52,269,104
CME Group, Cl A	244,377	45,280,614
Morgan Stanley	333,547	28,484,914

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Financials — continued
Old Republic International	1,820,247	$45,815,617

		171,850,249

Health Care — 8.2%
AbbVie	347,474	46,815,172
Johnson & Johnson	278,871	46,158,728

		92,973,900

Industrials — 17.9%
Cummins	184,476	45,226,136
Paychex	336,158	37,605,995
Snap-on	168,601	48,589,122
United Parcel Service, Cl B	219,971	39,429,802
Watsco	86,633	33,047,891

		203,898,946

Information Technology — 10.1%
Broadcom	81,603	70,784,891
Texas Instruments	243,463	43,828,209

		114,613,100

Real Estate — 4.4%
Lamar Advertising, Cl A ‡	505,748	50,195,489

Utilities — 4.1%
Public Service Enterprise Group	751,936	47,078,713

TOTAL COMMON STOCK (Cost $832,932,023)		1,119,028,417

SHORT-TERM INVESTMENT — 2.0%

FIRST AMERICAN GOVERNMENT OBLIGATIONS FUND - CL X, 5.010% (B) (Cost $22,479,765)	22,479,765	22,479,765

TOTAL INVESTMENTS — 100.2% (Cost $855,411,788)		$1,141,508,182

Percentages are based on Net Assets of $1,138,831,426.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnership. At June 30, 2023, these securities amounted to $53,608,258 or 4.7% of net assets.
(B)	Rate shown is the 7-day effective yield as of June 30, 2023.

ADR — American Depositary Receipt

Cl — Class

As of June 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $855,411,788)	$1,141,508,182
Receivable for Capital Shares Sold	1,530,946
Dividends Receivable	818,854
Reclaim receivable	126,411
Prepaid Expenses	76,120

Total Assets	1,144,060,513

Liabilities:
Payable for Capital Shares Redeemed	3,600,305
Income Distributions Payable	799,825
Payable due to Adviser	670,997
Payable due to Administrator	73,527
Chief Compliance Officer Fees Payable	3,756
Distribution Fees Payable (Investor Class Shares)	2,387
Payable due to Trustees	615
Other Accrued Expenses and Other Payables	77,675

Total Liabilities	5,229,087

Net Assets	$1,138,831,426

Net Assets Consist of:
Paid-in Capital	$863,277,053
Total distributable earnings	275,554,373

Net Assets	$1,138,831,426

Outstanding Shares of Beneficial Interest
Institutional Class Shares (unlimited authorization — no par value)	38,642,104

Outstanding Shares of Beneficial Interest
Investor Class Shares (unlimited authorization — no par value)	489,405

Net Asset Value, Offering and Redemption Price Per Share*
Institutional Class Shares ($1,124,563,371 ÷ 38,642,104 shares)	$29.10

Net Asset Value, Offering and Redemption Price Per Share*
Investor Class Shares ($14,268,055 ÷ 489,405 shares)	$29.15

* Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND FOR THE SIX MONTHS ENDED JUNE 30, 2023 (Unaudited)

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$16,607,417
Dividends from Master Limited Partnerships	1,895,556
Less: Return of Capital Distributions	(1,895,556)

Total Investment Income	16,607,417

Expenses:
Investment Advisory Fees	4,499,576
Administration Fees	434,897
Distribution Fees (Investor Class Shares)	16,603
Trustees’ Fees	12,788
Chief Compliance Officer Fees	3,655
Shareholder Servicing Fees (Investor Class Shares)	3,321
Transfer Agent Fees	51,429
Registration and Filing Fees	38,060
Printing Fees	26,530
Legal Fees	23,534
Custodian Fees	15,754
Audit Fees	12,369
Other Expenses	13,640

Total Expenses	5,152,156

Less:
Waiver of Investment Advisory Fees	(632,441)

Net Expenses	4,519,715

Net Investment Income	12,087,702

Net Realized Loss on Investments	(4,570,446)
Net Change in Unrealized Appreciation (Depreciation) on Investments	63,361,753

Net Realized and Unrealized Gain on Investments	58,791,307

Net Increase in Net Assets Resulting from Operations	$70,879,009

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net Investment Income	$12,087,702	$21,623,495
Net Realized Gain (Loss) on Investments	(4,570,446)	17,421,265
Net Change in Unrealized Appreciation (Depreciation) on Investments	63,361,753	(56,090,346)

Net Increase (Decrease) in Net Assets Resulting From Operations	70,879,009	(17,045,586)

Distribution of Income:
Institutional Class Shares	(13,831,687)	(39,286,436)
Investor Class Shares	(155,113)	(472,184)
Return of Capital:
Institutional Class Shares	–	(967,831)
Investor Class Shares	–	(11,405)

Total Distributions	(13,986,800)	(40,737,856)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	132,674,039	418,310,270
Reinvestment of Distributions	13,032,144	37,653,179
Redeemed	(82,980,900)	(189,012,955)

Increase in Net Assets From Institutional Class Shares Transactions	62,725,283	266,950,494

Investor Class Shares:
Issued	1,470,899	5,101,531
Reinvestment of Distributions	154,831	482,094
Redeemed	(902,311)	(4,198,520)

Increase in Net Assets From Investor Class Shares Transactions	723,419	1,385,105

Net Increase in Net Assets From Share Transactions	63,448,702	268,335,599

Total Increase in Net Assets	120,340,911	210,552,157

Net Assets:

Beginning of Period	1,018,490,515	807,938,358

End of Period	$1,138,831,426	$1,018,490,515

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “-“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Year/Period

	Six Months	Years Ended December 31,
	Ended
	June 30,
	2023
Institutional Class Shares	(Unaudited)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.61	$29.85	$23.79	$23.56	$19.84	$23.45

Income (Loss) from Investment Operations:
Net Investment Income*	0.32	0.70	0.69	0.62	0.62	0.46
Net Realized and Unrealized Gain (Loss)	1.53	(1.76)	6.68	0.39	3.77	(2.21)

Total from Investment Operations	1.85	(1.06)	7.37	1.01	4.39	(1.75)

Dividends and Distributions:
Net Investment Income	(0.36)	(0.64)	(0.67)	(0.60)	(0.64)	(0.66)
Net Realized Gains	—	(0.51)	(0.62)	—	—	(1.18)
Return of Capital	—	(0.03)	(0.02)	(0.18)	(0.03)	(0.02)

Total Dividends and Distributions	(0.36)	(1.18)	(1.31)	(0.78)	(0.67)	(1.86)

Net Asset Value, End of Period	$29.10	$27.61	$29.85	$23.79	$23.56	$19.84

Total Return†	6.70%	(3.45)%	31.26%	4.68%	22.26%	(7.48)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,124,563	$1,005,657	$795,408	$605,030	$798,994	$667,124
Ratio of Expenses to Average Net Assets	0.85%††	0.85%	0.85%	0.85%	0.85%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.97%††	0.98%	1.00%	1.01%	1.03%	1.19%
Ratio of Net Investment Income to Average Net Assets	2.29%††	2.49%	2.49%	2.92%	2.78%	1.99%
Portfolio Turnover Rate	10%ˆ	27%	31%	88%	21%	58%

*	Per share calculations were performed using average shares for the period.
†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
ˆ	Portfolio turnover rate is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Year/Period

	Six Months	Years Ended December 31,
	Ended
	June 30,
	2023
Investor Class Shares	(Unaudited)	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.66	$29.90	$23.83	$23.60	$19.88	$23.48

Income (Loss) from Investment Operations:
Net Investment Income*	0.28	0.60	0.60	0.54	0.55	0.38
Net Realized and Unrealized Gain (Loss)	1.53	(1.75)	6.70	0.40	3.76	(2.21)

Total from Investment Operations	1.81	(1.15)	7.30	0.94	4.31	(1.83)

Dividends and Distributions:
Net Investment Income	(0.32)	(0.55)	(0.59)	(0.54)	(0.56)	(0.57)
Net Realized Gains	—	(0.51)	(0.62)	—	—	(1.18)
Return of Capital	—	(0.03)	(0.02)	(0.17)	(0.03)	(0.02)

Total Dividends and Distributions	(0.32)	(1.09)	(1.23)	(0.71)	(0.59)	(1.77)

Net Asset Value, End of Period	$29.15	$27.66	$29.90	$23.83	$23.60	$19.88

Total Return†	6.54%	(3.75)%	30.88%	4.36%	21.83%	(7.81)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$14,268	$12,834	$12,530	$10,419	$11,069	$10,272
Ratio of Expenses to Average Net Assets	1.15%††	1.15%	1.15%	1.15%	1.17%	1.38%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.27%††	1.28%	1.30%	1.31%	1.34%	1.57%
Ratio of Net Investment Income to Average Net Assets	1.98%††	2.14%	2.15%	2.56%	2.47%	1.64%
Portfolio Turnover Rate	10%ˆ	27%	31%	88%	21%	58%

*	Per share calculations were performed using average shares for the period.
†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
ˆ	Portfolio turnover rate is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on the NASDAQ Stock Market (the “NASDAQ”), the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Trust’s Board and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time, when under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include, but are not limited to: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six month period ended June 30, 2023, the Fund did not recognize any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Fund’s shares.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on the ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the six month period ended June 30, 2023, the Fund retained no fees.

Line of Credit — The Fund entered into an agreement, which may be renewed annually, which enables it to participate in a $35 million unsecured committed revolving line of credit on a first come, first serve basis, with U.S. Bank National Association (the “Custodian”) which expires June 30, 2024. The proceeds from the borrowings shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Fund based on its borrowings during the year at the Custodian’s current reference rate. As of June 30, 2023, there were no borrowings outstanding.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended June 30, 2023, the Fund was charged $434,897 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the six month period ended June 30, 2023, the Fund’s Investor Class Shares incurred $16,603 of distribution fees, an effective rate of 0.25%.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six month period ended June 30, 2023, the Fund’s Investor Class Shares incurred $3,321 of shareholder servicing fees, an effective rate of 0.05%.

MUFG Union Bank, N.A. serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SS&C GIDS, Inc. (formerly, DST Systems, Inc.) serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund is able to earn cash management credits to offset transfer agent expenses. During the six month period ended June 30, 2023, the Fund did not earn any cash management credits.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.85% of the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2023. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2023. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2023. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.85% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

As of June 30, 2023, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31:	Amount

01/01/2021 – 12/31/2021	2024	$ 967,959

01/01/2022 – 12/31/2022	2025	1,111,765

01/01/2023 – 12/31/2023	2026	1,244,983

		$3,324,707

During the period ended June 30, 2023, there has been no recoupment of previously waived and reimbursed fees.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

6.	Share Transactions:

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended, December 31, 2022
Share Transactions:
Institutional Class Shares
Issued	4,704,807	15,116,342
Reinvestment of Distributions	447,840	1,376,115
Redeemed	(2,935,280)	(6,714,760)

Net Institutional Class Shares Capital Share Transactions	2,217,367	9,777,697

Investor Class Shares
Issued	57,254	175,656
Reinvestment of Distributions	–	17,593
Redeemed	(31,818)	(148,358)

Net Investor Class Shares Capital Share Transactions	25,436	44,891

Net Increase in Shares Outstanding From Share Transactions	2,242,803	9,822,588

7.	Investment Transactions:

For the period ended June 30, 2023, the Fund made purchases of $178,778,012 and sales of $101,042,281 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

The following permanent differences, primarily attributable to reclass of distributions and return of capital from investments in securities, including MLP’s and REITs, have been reclassified to/from the following accounts during the year ended December 31, 2022:

Distributable Earnings	Paid in Capital
$ (140,586)	$140,586

The tax character of dividends and distributions paid during the years ended December 31, 2021 and December 31, 2022, was as follows:

Period	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

2022	$21,570,325	$18,188,295	$979,236	$40,737,856
2021	17,482,783	16,296,246	547,317	34,326,346

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Post October Losses	$(40,188)
Unrealized Appreciation	218,702,356
Other Temporary Differences	(4)

Total Distributable Earnings	$218,662,164

Post October losses represent losses realized on investment transactions from November 1, 2022 through December 31, 2022, that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

The difference between Federal tax cost and book cost is primarily due to wash sales, partnerships and real estate investment trust.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at June 30, 2023 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$855,411,788	$289,072,755	($2,976,361)	$286,096,394

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

9.	Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

Dividend Paying Stocks Risk – The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Sector Risk – Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend yield sectors and industries than the broad equity market. As a result, the value of the Fund’s shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

• Financial Services - Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

• Consumer Staples - Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

• Consumer Discretionary - Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

• Energy - Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

Value Stock Risk – The Fund pursues a value approach to investing. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or perform poorly relative to other funds.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

Pandemic and Natural Disaster Risk – The impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

REIT Risk – REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

MLP Risk – MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.

10.	Concentration of Shareholders:

At June 30, 2023, 73% of Institutional Class Shares total shares outstanding were held by three record shareholders and 75% of Investor Class Shares total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

11.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2023 to June 30, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2023 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/01/23	Ending Account Value 6/30/23	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,067.00	0.85%	$4.36
Investor Class Shares	1,000.00	1,065.40	1.15	5.89

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class Shares	1,000.00	1,019.09	1.15	5.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2023 (Unaudited)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•

the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report.

•	during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders.

•	no material changes had been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

NOTES

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 11th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-1200

(b)    Not applicable.

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 7, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: September 7, 2023